EXHIBIT 10.3
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SHARES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.
LCC INTERNATIONAL, INC.
WARRANT CERTIFICATE
Warrant to Purchase
____________ Shares of Series C Preferred Stock
Date of Issue: ____________
          This warrant certificate (“Warrant Certificate”) certifies that for value received                                         ,                                         , or registered successors or assigns (the “Holder”) is the owner of the warrant specified above (the “Warrant”), which entitles the Holder thereof to purchase, at any time after the sooner of following to occur (i) 30 days after the Date of Issue or (ii) upon the filing of the Certificate of Designations (hereinafter defined) with the Delaware Secretary of State and on or before the Expiration Date (hereinafter defined), up to ____________ fully paid and non-assessable shares of Series C Preferred Stock, $0.01 par value (“Series C Stock”), of LCC International, Inc., a Delaware corporation (the “Company”), at a purchase price of $____________ per share of Series C Stock in lawful money of the United States of America in cash or by certified or cashier’s check or a combination of cash and certified or cashier’s check, subject to adjustment as hereinafter provided. Each share of Series C Stock shall have the rights, preferences and designations set forth in the Certificate of Designations, Preferences and Rights of Series C Preferred Stock (the “Certificate of Designations”) in the form attached hereto as Exhibit C and shall correspond to 100 shares of the Company’s Class A Common Stock, $0.01 par value (“Common Stock”), except that such shares of Series C Preferred Stock shall have no voting rights with respect to the election of directors of the Company.
1. Warrant; Exercise Price
     This Warrant shall entitle the Holder to purchase up to ____________ shares of Series C Stock of the Company and the purchase price payable upon exercise of the Warrant shall initially be $____________ per share of Series C Stock, subject to adjustment as hereinafter provided (the

“Exercise Price”). The Exercise Price and number of shares of Series C Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Section 6.
2. Exercise; Expiration Date
     2.1 This Warrant is exercisable, at the option of the Holder, at any time or times after the sooner of the following to occur (a) 30 days after the Date of Issue or (b) upon the filing of the Certificate of Designations with the Delaware Secretary of State and on or before the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Exercise Price times the number of shares of Series C Stock to be acquired. Payment of the Exercise Price for the Warrant Shares (as defined in Section 3.3) shall be by wire transfer or cashier’s check drawn on a United States bank or pursuant to the terms of Section 7. In the case of exercise of the Warrant for less than all the Warrant Shares represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall promptly execute and deliver a new Warrant Certificate for the balance of such Warrant Shares.
     2.2 The term “Expiration Date” shall mean 5:00 p.m. New York time on ____________ or if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. New York time the next following date which in the State of New York is not a holiday or a day on which banks are authorized to close.
     2.3 Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. Upon receipt by the Company of this Warrant and such Notice of Exercise, together with proper payment of the Exercise Price, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.
3. Registration and Transfer on Company Books
     3.1 The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the shares of Series C Stock issued upon exercise of the Warrants.
     3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the shares of Series C Stock issued upon exercise of the Warrants, the Company may deem and treat the registered Holder as the absolute owner thereof.
     3.3 (a) Neither this Warrant nor the shares of Series C Stock issuable upon exercise hereof (the “Warrant Shares”) have been registered under the Securities Act of 1933, as amended (the “Act”). The Company will not transfer this Warrant or transfer the Warrant Shares unless (i) there is an effective registration covering such Warrant or Warrant Shares, as the case may be, under the Act, (ii) it first receives a letter from an attorney, reasonably acceptable to the Company’s board of directors (the “Board of Directors”) or its agents, the reasonable fees of which shall be paid by the Company, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Act, or (iii) the transfer is made pursuant to Rule 144 under the Act. Subject to the foregoing, this Warrant Certificate, the Warrant represented hereby, and the Warrant Shares, may be sold, assigned or otherwise transferred voluntarily by the Holder to any third party. The Company shall register upon its books any permitted transfer of a Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates representing in the aggregate the number of Warrant Shares evidenced by the Warrant Certificate surrendered.
          (b) The Holder of this Warrant, by acceptance hereof, agrees and acknowledges that this Warrant, and the Warrant Shares are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant, or any Warrant Shares except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the shares being acquired are registered under the Act or an exemption from such registration is available, the Holder hereof shall confirm in writing that the shares of Series C Stock so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SHARES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.
               (1) Said legend shall be removed by the Company, upon the request of the Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.
4. Reservation of Shares
     4.1 The Company covenants that it will at all times reserve and keep available out of its authorized Series C Stock, solely for the purpose of issue upon exercise of the Warrant, such number of shares of Series C Stock as shall then be issuable upon exercise of the entire Warrant. The Company covenants that all such shares of Series C Stock shall be duly and validly issued and, upon payment for such shares as set forth herein, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.
     4.2 The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid, or seek to avoid, the observance or performance of any of the express terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (b) use reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. The Company shall not take any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price unless the Company shall obtain all such authorizations or consents for such adjustment as may be necessary from any public regulatory body or bodies having jurisdiction over the Company.
5. Loss or Mutilation
     Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing the number of Warrant Shares evidenced by the lost, stolen, destroyed or mutilated Warrant Certificate.
6. Adjustments of Exercise Price and Shares
     6.1 If on the first trading day that is two (2) years after the Date of Issue the Market Price Per Share (as defined in and determined pursuant to Section 8.2) is less than the then current Exercise Price as of the Closing Date, then the Exercise Price shall be reduced to be 120% of the then current Market Price Per Share, subject to any subsequent adjustments to the Exercise Price pursuant to this Section 6.
     6.2 In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, consolidation, acquisition of the Company (whether through merger or acquisition of substantially all the assets or stock of the Company), or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted (as if each share of Series C Stock were convertible into 100 shares of Common Stock) to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares or other property as the Holder would have owned (as if each share of Series C Stock were convertible into 100 shares of Common Stock) had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Warrant Shares subject to this Warrant or the Exercise Price provided herein.
     6.3 If at any time or from time to time the holders of all of the shares of Common Stock of the Company (or the holders of all of the shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall, as a class, have received or become entitled to receive, without payment therefor:
(a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution (other than a dividend or distribution covered in Section 6.2 above),
(b) any cash paid or payable otherwise than as a cash dividend; or
(c) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock pursuant to Section 6.2 above), then and in each such case, the Holder hereof will, upon the exercise of this Warrant, be entitled to receive, in addition to the number of Warrant Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (ii) and (iii) above and as if each share of Series C Stock were convertible into 100 shares of Common Stock) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.
     6.4 Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.
7. Conversion
     7.1 In lieu of exercise of any portion of the Warrant as provided in Section 2.1 hereof, the Warrants represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Series C Stock as is determined according to the following formula:

X =	B — A
Y

Where:	X =	the number of shares of Series C Stock that shall be issued to Holder

	Y =	the Market Price Per Share of one Warrant Share

	A =	the aggregate warrant price of the specified number of converted Warrant Shares immediately prior to the exercise of the conversion right (i.e., the number of converted Warrant Shares multiplied by the Exercise Price)

	B =	the aggregate fair market value of the specified number of converted Warrant Shares (i.e., the number of converted Warrant Shares multiplied by the Market Price Per Share of one Warrant Share)
     7.2 The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Series C Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate in principal amount equal to the unconverted portion of the Warrant Certificate.
8. Fractional Shares and Warrants; Determination of Market Price Per Share
     8.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Series C Stock in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Series C Stock unless the Holder is exercising the entire Warrant then owned by the Holder. In such event, the Company shall, upon the exercise of Warrant, issue to the Holder the largest aggregate whole number of shares of Series C Stock called for thereby upon receipt of the Exercise Price for the entire Warrant and pay a sum in cash equal to the remaining fraction of a share of Series C Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 8.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.
     8.2 As used herein, the “Market Price Per Share” as of a particular date (the “Valuation Date”), shall mean 100 multiplied by one of the following, as applicable: (a) if the Common Stock is then listed on the Nasdaq Global Market or the Nasdaq Capital Market (“Nasdaq”) or another national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last Trading Day prior to the Valuation Date; (b) if the Common Stock is then quoted on the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar quotation system or association, the closing sale price of one share of Common Stock on the Bulletin Board or such other quotation system or association on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; (c) if such security is then included in the “pink sheets,” the closing sale price of one share of Common Stock on the “pink sheets” on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the “pink sheets” as of the end of the last Trading Day prior to the Valuation Date; or (d) if the Common Stock is not then listed on a national stock exchange or quoted on the Bulletin Board, the “pink sheets” or such other quotation system or association, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Holde. If the Common Stock is not then listed on a national securities exchange or quoted on the Bulletin Board, the “pink sheets” or other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Holders of a majority of the Warrants then outstanding are unable to agree upon the fair market value in respect of subpart (d) of this paragraph, the Company and the Holders of a majority of the Warrants then outstanding shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Holders.
9. Miscellaneous
     9.1 Definitional Provisions.
          (a) All terms defined in this Warrant shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.
          (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.
          (c) All accounting terms shall have a meaning determined in accordance with GAAP.
          (d) The words “hereof,” “herein” and “hereunder,” and words of similar import, when used in this Warrant shall refer to this Warrant as a whole (including any exhibits and schedules hereto) and not to any particular provision of this Warrant.
     9.2 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party):
if to the Company:

LCC International, Inc.
7900 Westpark Drive, Suite A-315
McLean, VA 22102
Attention: Chief Executive Officer or Chief Financial Officer
Telecopy: 703.873.2100
with a copy to:
Pillsbury Winthrop Shaw Pittman LLP
2300 N Street, NW
Washington, DC 20037
Attention: Robert B. Robbins, Esq.
Telecopy: 202.663.8007
if to the Holder:
[Name of Holder]
[Street Address]
[City, State ZIP]
     Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given when delivered if delivered by hand, by messenger or by courier, or if sent by facsimile, upon confirmation of receipt.
     9.3 Entire Agreement. This Warrant contains the entire understanding of the parties in respect of its subject matter and supersede all prior agreements and understandings between the parties with respect to such subject matter.
     9.4 Expenses. Except as otherwise provided in this Warrant, the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of the Investor) arising out of the issuance of the Warrant or the Warrant Shares (but not with respect to subsequent transfers) by the Company to the Holder and consummation of the transactions contemplated by this Warrant shall be paid by the Company.
     9.5 Amendment; Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by both parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.
     9.6 Headings. The headings contained in this Warrant are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Warrant.
     9.7 Severability. The parties stipulate that the terms and provisions of this Warrant are fair and reasonable as of the date of this Warrant Certificate. However, any provision of this Warrant shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.
10. Governing Law
     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.
11. WAIVER OF JURY TRIAL.
     EACH OF COMPANY AND HOLDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT CERTIFICATE OR THE TRANSACTIONS CONTEMPLATED HEREBY.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this ____ day of ____________.

LCC INTERNATIONAL, INC.
By:
Name:
Title:

Attest:

Name:
Title:
Signature Page
Warrant Certificate

EXHIBIT A
NOTICE OF EXERCISE

To:	LCC International, Inc.
	7900 Westpark Drive, Suite A-315	_________, 20__
McLean, VA 22102
Attention: Chief Executive Officer or Chief Financial Officer
Telecopy: 703.873.2100
          The undersigned hereby irrevocably elects to purchase, pursuant to Section 2 of the Warrant Certificate accompanying this Notice of Exercise, _________ Warrant Shares of the total number of Warrant Shares owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of $_____ in payment of the Exercise Price of such shares in full.
     Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:
          _____________________________________
          The Warrant Shares shall be delivered to the following:
          _____________________________________
          _____________________________________
          _____________________________________

Name of Holder

Signature
Address:

EXHIBIT B
                                        , 20
NOTICE OF CONVERSION
     The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion, __________ Warrant Shares of the total number of Warrant Shares owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of Series C Stock of the Company (the “Shares”).
     The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 7.1 of the accompanying Warrant Certificate.
          _____________________________________
          The Warrant Shares shall be delivered to the following:
          _____________________________________
          _____________________________________
          _____________________________________

Name of Holder

Signature
Address:

EXHIBIT C
FORM OF
CERTIFICATE OF DESIGNATIONS OF
SERIES C PREFERRED STOCK